SIXTH AMENDMENT TO
                       THE POOLING AND SERVICING AGREEMENT

           SIXTH AMENDMENT TO POOLING AND SERVICING AGREEMENT dated as of August 27, 1997 (this "Amendment"), by and between FIRST USA BANK, as Transferor and Servicer (in such capacities, the "Transferor" and the "Servicer," respectively), and THE BANK OF NEW YORK (DELAWARE), as Trustee (the "Trustee").

           WHEREAS, the Transferor, the Servicer and the Trustee have heretofore executed and delivered a Pooling and Servicing Agreement dated as of September 1, 1992 (as amended and supplemented through the date hereof, the "Master Pooling and Servicing Agreement"), between the Transferor, the Servicer and the Trustee for the issuance by the First USA Credit Card Master Trust (the "Trust") of the Investor Certificates and the Exchangeable Transferor Certificate;

           WHEREAS, Section 13.01(a) of the Master Pooling and Servicing Agreement provides that the Servicer, the Transferor and the Trustee, without the consent of the Investor Certificateholders may amend the Master Pooling and Servicing Agreement from time to time so long as the Trustee shall have received (i) from each Rating Agency then rating the Investor Certificates, a written notification that such action will not result in a reduction or withdrawal of the rating of any outstanding Series which it is then rating and (ii) an Opinion of Counsel to the effect that such amendment will not adversely affect in any material respect the interests of the Investor Certificateholders;

           WHEREAS, the Trustee has received from (i) each Rating Agency, a letter confirming the current rating of each outstanding Series and (ii) an Opinion of Counsel to the effect that such amendment will not adversely affect in any material respect the interests of the Investor
 Certificateholders; and

           WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with;

           NOW, THEREFORE, the Servicer, the Transferor and the Trustee are executing and delivering this Amendment in order to amend the provisions of the Master Pooling and Servicing Agreement in the manner set forth below.

           Capitalized terms used but not defined herein shall have the meanings assigned to them in the Master Pooling and Servicing Agreement.

           SECTION 1.1 Definitions. Section 1.01 of the Master Pooling and Servicing Agreement is hereby amended by deleting the definition of "Business Day" and substituting therefor the following definition:

           "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Newark, Delaware or Wilmington, Delaware (or, with respect to any Series, any additional city specified in the related Supplement) are authorized or obligated by law or executive order to be closed.

           SECTION 2.1 Collections. Section 4.03(a) of the Master Pooling and Servicing Agreement is hereby amended by deleting the third paragraph thereof and substituting therefor the following paragraph:

           Notwithstanding anything in this Agreement to the contrary, for so long as, and only so long as, the Transferor shall remain the Servicer hereunder, and (a)(i) the Servicer provides to the Trustee a letter of credit or other form of Enhancement covering the risk of collection of the Servicer, and (ii) the Transferor shall not have received a notice from any Rating Agency that such a letter of credit or other form of Enhancement would result in the lowering of such Rating Agency's then-existing rating of the Investor Certificates, or (b) the Servicer shall have and maintain a certificate of deposit or short-term deposit rating of P-1 by Moody's and of A-1 by Standard & Poor's and deposit insurance provided by BIF or SAIF, the Servicer need not deposit Collections into the Collection Account, the Principal Account, the Finance Charge Account or any Series Account, as provided in any Supplement, or make payments to the Holder of the Exchangeable Transferor Certificate, as provided in Article IV, but may make such deposits, payments and withdrawals on each Transfer Date in an amount equal to the net amount of such deposits, payments and withdrawals which would have been made but for the provisions of this paragraph.

           SECTION 3.1 Addition of Accounts. Section 2.06(b) of the Master Pooling and Servicing Agreement is hereby amended by deleting the text thereof and replacing it with the following:

           In addition to its obligation under subsection 2.06(a), the Transferor may, but shall not be obligated to, designate from time to time Additional Accounts of the Transferor to be included as Accounts.

           SECTION 4.1 Ratification of Master Pooling and Servicing Agreement. As amended by this Amendment, the Master Pooling and Servicing Agreement is in all respects ratified and confirmed, and the Master Pooling and Servicing Agreement, as so amended by this Amendment, shall be read, taken and construed as one and the same instrument.

           SECTION 5.1 Severability. If any one or more of the covenants, agreements, provisions or terms or portions thereof of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms or portions thereof shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or portions of this Amendment.

           SECTION 6.1 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           SECTION 7.1 GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           IN WITNESS WHEREOF, the Servicer, the Transferor and the Trustee have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                     FIRST USA BANK,
                       as Transferor and Servicer


                     By: /s/ Peter W. Atwater
                        ------------------------------------
                        Name:  Peter W. Atwater
                        Title: Executive Vice President


                     THE BANK OF NEW YORK (DELAWARE),
                       as Trustee


                     By: /s/ Reyne A. Macadaeg
                        -------------------------------------
                        Name:  Reyne A. Macadaeg
                        Title: Assistant Vice President








                              SEVENTH AMENDMENT TO
                       THE POOLING AND SERVICING AGREEMENT

           SEVENTH AMENDMENT TO POOLING AND SERVICING AGREEMENT dated as of April 15, 1998 (this "Amendment"), by and between FIRST USA BANK, as Transferor and Servicer (in such capacities, the "Transferor" and the "Servicer," respectively), and THE BANK OF NEW YORK (DELAWARE), as Trustee (the "Trustee").

           WHEREAS, the Transferor, the Servicer and the Trustee have heretofore executed and delivered a Pooling and Servicing Agreement dated as of September 1, 1992 (as amended and supplemented through the date hereof, the "Master Pooling and Servicing Agreement"), between the Transferor, the Servicer and the Trustee for the issuance by the First USA Credit Card Master Trust (the "Trust") of the Investor Certificates and the Exchangeable Transferor Certificate;

           WHEREAS, Section 13.01(a) of the Master Pooling and Servicing Agreement provides that the Servicer, the Transferor and the Trustee, without the consent of the Investor Certificateholders may amend the Master Pooling and Servicing Agreement from time to time so long as the Trustee shall have received (i) from each Rating Agency then rating the Investor Certificates, a written notification that such action will not result in a reduction or withdrawal of the rating of any outstanding Series which it is then rating and (ii) an Opinion of Counsel to the effect that such amendment will not adversely affect in any material respect the interests of the Investor Certificateholders;

           WHEREAS, the Trustee has received from (i) each Rating Agency, a letter confirming the current rating of each outstanding Series and (ii) an Opinion of Counsel to the effect that such amendment will not adversely affect in any material respect the interests of the Investor
 Certificateholders; and

           WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with;

           NOW, THEREFORE, the Servicer, the Transferor and the Trustee are executing and delivering this Amendment in order to amend the provisions of the Master Pooling and Servicing Agreement in the manner set forth below.

           Capitalized terms used but not defined herein shall have the meanings assigned to them in the Master Pooling and Servicing Agreement.

           SECTION 1.1  Amendments.

                (a) Definition of Business Day. Section 1.01 of the Master Pooling and Servicing Agreement is hereby amended by deleting the definition of "Business Day" and replacing it with the following:

                ""Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions are authorized or obligated by law or executive order to be closed in (a) New York, New York, (b) Newark, Delaware, (c) with respect to any Series for which payments to any Certificateholders are to be made outside of the United States, the city or cities in which the Paying Agents for such Series located outside of the United States have their principal place of business, and (d) with respect to any Series, any additional city specified in the related Supplement."

                (b) Annual Servicer's Certificate. Section 3.05 of the Master Pooling and Servicing Agreement is hereby amended by deleting the text thereof and replacing it with the following:

                "Section 3.05 Annual Servicer's Certificate. Within four months after the end of each fiscal year of the Servicer, the Servicer will deliver, as provided in Section 13.05, to the Trustee, any Enhancement Provider and the Rating Agency, an Officer's Certificate substantially in the form of Exhibit D stating that (a) a review of the activities of the Servicer during the prior twelve-month period (or, with respect to the report to be delivered on or before April 30, 1998, the six-month period from July 1, 1997 through December 31,
      1997) and of its performance under this Agreement was made under the supervision of the officer signing such certificate, (b) to the best of such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this Agreement throughout such period, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof and (c) the report required to be delivered to the Servicer by the independent certified public accountants pursuant to subsection 3.06(b) of this Agreement has been delivered to the Servicer, and such report contains no exceptions, except for such exceptions as the independent certified public accountants believe to be immaterial and such other exceptions as may be set forth in such report. Such Officer's Certificate shall specify all exceptions listed in the independent certified public accountants' report referred to in clause (c) above. A copy of such certificate may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office."

                (c)  Annual Independent Accountants' Servicing Report.
 Section 3.06 of the Master Pooling and Servicing Agreement is hereby amended by deleting the text thereof and replacing it with the following:

                "Section 3.06  Annual Independent Accountants' Servicing
      Report.

                (a) Within four months after the end of each fiscal year of the Servicer, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish a report to the Trustee, any Enhancement Provider and the Rating Agency, to the effect that such firm has examined the assertion of the Servicer that it has maintained effective internal control over the servicing of Accounts under this Agreement and has complied with the provisions of this Agreement with respect to the servicing of Accounts, and that such firm has completed such examination in accordance with standards established by the American Institute of Certified Public Accountants and that, on the basis of such examination, such firm is of the opinion (assuming the accuracy of any reports generated by the Servicer's third party agents) that such assertion is fairly stated in all material respects. A copy of such report may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

                 (b) Within four months after the end of each fiscal year of the Servicer, the Servicer shall cause a firm of nationally recognized independent certified public accountants (who may also render other services to the Servicer or the Transferor) to furnish a report to the Servicer to the effect that they have compared the mathematical calculations of each amount set forth in the monthly certificates forwarded by the Servicer pursuant to subsection 3.04(b) during the period covered by such report (which shall be each fiscal year of the Servicer or, with respect to the report to be delivered on or before April 30, 1998, the six-month period from July 1, 1997 through December 31, 1997) with the Servicer's computer reports which were the source of such amounts and that on the basis of such comparison, such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such report."

           SECTION 2.1 Ratification of Master Pooling and Servicing Agreement. As amended by this Amendment, the Master Pooling and Servicing Agreement is in all respects ratified and confirmed, and the Master Pooling and Servicing Agreement, as so amended by this Amendment, shall be read, taken and construed as one and the same instrument.

           SECTION 3.1 Severability. If any one or more of the covenants, agreements, provisions or terms or portions thereof of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms or portions thereof shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or portions of this Amendment.

           SECTION 4.1 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           SECTION 5.1 GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           IN WITNESS WHEREOF, the Servicer, the Transferor and the Trustee have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                     FIRST USA BANK,
                       as Transferor and Servicer


                     By: /s/ Tracie H. Klein
                        -----------------------------------
                        Name:  Tracie H. Klein
                        Title: Vice President


                     THE BANK OF NEW YORK (DELAWARE),
                       as Trustee


                     By: /s/ Reyne A. Macadaeg
                        ----------------------------------
                        Name:  Reyne A. Macadaeg
                        Title: Assistant Vice President







                               EIGHTH AMENDMENT TO
                       THE POOLING AND SERVICING AGREEMENT

           EIGHTH AMENDMENT TO POOLING AND SERVICING AGREEMENT dated as of June 30, 1998 (this "Amendment"), by and between FIRST USA BANK, as Transferor and Servicer (in such capacities, the "Transferor" and the "Servicer," respectively), and THE BANK OF NEW YORK (DELAWARE), as Trustee (the "Trustee").

           WHEREAS, the Transferor, the Servicer and the Trustee have heretofore executed and delivered a Pooling and Servicing Agreement dated as of September 1, 1992 (as amended and supplemented through the date hereof, the "Master Pooling and Servicing Agreement"), between the Transferor, the Servicer and the Trustee for the issuance by the First USA Credit Card Master Trust (the "Trust") of the Investor Certificates and the Exchangeable Transferor Certificate;

           WHEREAS, Section 13.01(a) of the Master Pooling and Servicing Agreement provides that the Servicer, the Transferor and the Trustee, without the consent of the Investor Certificateholders may amend the Master Pooling and Servicing Agreement from time to time so long as the Trustee shall have received (i) from each Rating Agency then rating the Investor Certificates, a written notification that such action will not result in a reduction or withdrawal of the rating of any outstanding Series which it is then rating and (ii) an Opinion of Counsel to the effect that such amendment will not adversely affect in any material respect the interests of the Investor Certificateholders;

           WHEREAS, the Trustee has received from (i) each Rating Agency, a letter confirming the current rating of each outstanding Series and (ii) an Opinion of Counsel to the effect that such amendment will not adversely affect in any material respect the interests of the Investor
 Certificateholders; and

           WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with;

           NOW, THEREFORE, the Servicer, the Transferor and the Trustee are executing and delivering this Amendment in order to amend the provisions of the Master Pooling and Servicing Agreement in the manner set forth below.

        Capitalized terms used but not defined herein shall have the meanings assigned to them in the Master Pooling and Servicing Agreement.

           SECTION 1. Amendments. Subsection 6.03(b) of the Master Pooling and Servicing Agreement is hereby amended by deleting the text thereof and replacing it with the following:

           (b) Except as provided in Section 6.09 or 7.02 or in any Supplement, in no event shall the Exchangeable Transferor Certificate or any interest therein be transferred, sold, exchanged, pledged, participated or otherwise assigned hereunder, in whole or in part, unless the Transferor shall have consented in writing to such transfer and unless the Trustee shall have received (x) an Opinion of Counsel that such transfer
           (i) does not adversely affect the conclusions reached in any of the federal income tax opinions dated the applicable Closing Date issued in connection with the original issuance of any Series of Investor Certificates and (ii) will not cause the Trust to be deemed to be an association or "publicly traded partnership" (within the meaning of Section 7704(b) of the Internal Revenue Code) taxable as a corporation and
           (y) with respect to any such transfer, sale, exchange, pledge, participation or assignment to an entity which is not an Affiliate of the Transferor, confirmation in writing from each Rating Agency that such transfer will not result in a lowering or withdrawal of its then-existing rating of any Series of Investor Certificates. The Transferor shall give each Rating Agency notice of any such transfer, sale, exchange, pledge, participation or assignment to an Affiliate of the Transferor.

           SECTION 2. Ratification of Master Pooling and Servicing Agreement. As amended by this Amendment, the Master Pooling and Servicing Agreement is in all respects ratified and confirmed, and the Master Pooling and Servicing Agreement, as so amended by this Amendment, shall be read, taken and construed as one and the same instrument.

           SECTION 3. Severability. If any one or more of the covenants, agreements, provisions or terms or portions thereof of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms or portions thereof shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or portions of this Amendment.

           SECTION 4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           SECTION 5.   GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED
 IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           IN WITNESS WHEREOF, the Servicer, the Transferor and the Trustee have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                   FIRST USA BANK,
                     as Transferor and Servicer


                   By:  /s/  Suzanne Bachman
                      ----------------------------------------
                      Name:  Suzanne Bachman
                      Title: Vice President


                   THE BANK OF NEW YORK (DELAWARE),
                     as Trustee


                   By: /s/  Reyne A. Macadaeg
                      --------------------------------------
                      Name:  Reyne A. Macadaeg
                      Title: Assistant Vice President






                               NINTH AMENDMENT TO
                       THE POOLING AND SERVICING AGREEMENT

           NINTH AMENDMENT TO POOLING AND SERVICING AGREEMENT, dated as of July 21, 1998 (this "Amendment"), by and between FIRST USA BANK, N.A., as Transferor and Servicer (in such capacities, the "Transferor" and the "Servicer," respectively), and THE BANK OF NEW YORK (DELAWARE), as Trustee (in such capacity, the "Trustee").

           WHEREAS, the Transferor, the Servicer and the Trustee have heretofore executed and delivered a Pooling and Servicing Agreement, dated as of September 1, 1992 (as amended and supplemented through the date hereof and as the same may be further amended, supplemented or otherwise modified and in effect from time to time, the "Master Pooling and Servicing Agreement"), by and between the Transferor, the Servicer and the Trustee, for the issuance by the First USA Credit Card Master Trust (the "Trust") of the Investor Certificates and the Exchangeable Transferor Certificate;

           WHEREAS, Section 13.01(a) of the Master Pooling and Servicing Agreement provides that the Servicer, the Transferor and the Trustee, without the consent of the Investor Certificateholders, may amend the Master Pooling and Servicing Agreement from time to time so long as the Trustee shall have received (i) from each Rating Agency then rating the Investor Certificates, a written notification that such action will not result in a reduction or withdrawal of the rating of any outstanding Series which it is then rating and (ii) an Opinion of Counsel to the effect that such amendment will not adversely affect in any material respect the interests of the Investor Certificateholders;

           WHEREAS, the Trustee has received (i) from each Rating Agency, a letter confirming the current rating of each outstanding Series and (ii) an Opinion of Counsel to the effect that such amendment will not adversely affect in any material respect the interests of the Investor
 Certificateholders; and

           WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with;

           NOW, THEREFORE, the Servicer, the Transferor and the Trustee are executing and delivering this Amendment in order to amend the provisions of the Master Pooling and Servicing Agreement in the manner set forth below.

        Capitalized terms used but not defined herein shall have the meanings assigned to them in the Master Pooling and Servicing Agreement.

           SECTION 1. Name Change. Wherever used in the Master Pooling and Servicing Agreement, including in the exhibits and schedules thereto, (a) all references to the Transferor or the Servicer as "First USA Bank, a Delaware chartered banking corporation" are hereby amended to read "First USA Bank, N.A., a national banking association" and (b) all references to the name of the Transferor or the Servicer as "First USA Bank" are hereby amended to read "First USA Bank, N.A." .

           SECTION 2. Amendments to Section 2.03. (a) Section 2.03(a) of the Master Pooling and Servicing Agreement is hereby amended by deleting the words "Delaware chartered banking corporation duly organized and validly existing in good standing under the Laws of the State of Delaware" therefrom and substituting therefor the words "national banking association duly organized and validly existing in good standing under the laws of the United States".

           (b) Section 2.03(b) of the Master Pooling and Servicing Agreement is hereby amended by deleting the words "and Delaware" therefrom.

           SECTION 3. Amendments to Section 3.03. (a) Section 3.03(a) of the Master Pooling and Servicing Agreement is hereby amended by deleting the words "Delaware chartered banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware" therefrom and substituting therefor the words "national banking association duly organized and validly existing in good standing under the laws of the United States".

           (b) Section 3.03(b) of the Master Pooling and Servicing Agreement is hereby amended by deleting the words "and Delaware" therefrom.

           SECTION 4. Amendment to Section 11.15. Section 11.15(i) is hereby amended by deleting the words "national banking association" and substituting therefor the words "Delaware chartered banking corporation".

           SECTION 5. Ratification of Master Pooling and Servicing Agreement. As amended by this Amendment, the Master Pooling and Servicing Agreement is in all respects ratified and confirmed, and the Master Pooling and Servicing Agreement, as so amended by this Amendment, shall be read, taken and construed as one and the same instrument.

           SECTION 6. Severability. If any one or more of the covenants, agreements, provisions or terms or portions thereof of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms or portions thereof shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or portions of this Amendment.

           SECTION 7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           IN WITNESS WHEREOF, the Servicer, the Transferor and the Trustee have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                     FIRST USA BANK, N.A.
                       as Transferor and Servicer


                     By: /s/  Rebekah A. Sayers
                        --------------------------------------
                        Name:  Rebekah A. Sayers
                        Title:  Vice President


                     THE BANK OF NEW YORK (DELAWARE),
                       as Trustee


                     By: /s/  Reyne A. Macadaeg
                        --------------------------------------
                        Name:  Reyne A. Macadaeg
                        Title:   Assistant Vice President








                               TENTH AMENDMENT TO
                       THE POOLING AND SERVICING AGREEMENT

           TENTH AMENDMENT TO POOLING AND SERVICING AGREEMENT, dated as of August 14, 1998 (this "Amendment"), by and between FIRST USA BANK, N.A., as Transferor and Servicer (in such capacities, the "Transferor" and the "Servicer," respectively), and THE BANK OF NEW YORK (DELAWARE), as Trustee (in such capacity, the "Trustee").

           WHEREAS, the Transferor, the Servicer and the Trustee have heretofore executed and delivered a Pooling and Servicing Agreement, dated as of September 1, 1992 (as amended and supplemented through the date hereof and as the same may be further amended, supplemented or otherwise modified and in effect from time to time, the "Master Pooling and Servicing Agreement"), by and between the Transferor, the Servicer and the Trustee, for the issuance by the First USA Credit Card Master Trust (the "Trust") of the Investor Certificates and the Exchangeable Transferor Certificate;

           WHEREAS, Section 13.01(a) of the Master Pooling and Servicing Agreement provides that the Servicer, the Transferor and the Trustee, without the consent of the Investor Certificateholders, may amend the Master Pooling and Servicing Agreement from time to time so long as the Trustee shall have received (i) from each Rating Agency then rating the Investor Certificates, a written notification that such action will not result in a reduction or withdrawal of the rating of any outstanding Series which it is then rating and (ii) an Opinion of Counsel to the effect that such amendment will not adversely affect in any material respect the interests of the Investor Certificateholders;

           WHEREAS, the Trustee has received (i) from each Rating Agency, a letter confirming the current rating of each outstanding Series and (ii) an Opinion of Counsel to the effect that such amendment will not adversely affect in any material respect the interests of the Investor
 Certificateholders; and

           WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with;

           NOW, THEREFORE, the Servicer, the Transferor and the Trustee are executing and delivering this Amendment in order to amend the provisions of the Master Pooling and Servicing Agreement in the manner set forth below.

        Capitalized terms used but not defined herein shall have the meanings assigned to them in the Master Pooling and Servicing Agreement.

           SECTION 1. Amendments to Section 1.01. (a) The definition of "Eligible Account" set forth in Section 1.01 of the Master Pooling and Servicing Agreement is hereby amended by deleting subsection (c) thereof and substituting in its place the following subsection (c):

                "(c) the Obligor on which has provided, as its most recent billing address, an address which is located in the United States or its territories or possessions or a Military Address;"

           (b) Section 1.01 of the Master Pooling and Servicing Agreement is hereby further amended by adding the following definition thereto in the proper order therefor:

                ""Military Address" shall mean any mailing address on any United States armed forces military base of operations, including APO and FPO Addresses."

           SECTION 2. Amendment to Section 2.06(a). Section 2.06(a) of the Master Pooling and Servicing Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor the following:

                "(a) If, (i) during any period of thirty consecutive days, the Transferor Interest averaged over that period is less than 4% (or such higher percentage as may be specified in any Supplement, such percentage the "Minimum Transferor Interest") of the Average Principal Receivables, the Transferor shall designate additional eligible MasterCard or VISA accounts from the Bank Portfolio ("Additional Accounts") to be included as Accounts in a sufficient amount such that the average of the Transferor Interest as a percentage of the Average Principal Receivables for such 30-day period, computed by assuming that the amount of the Average Principal Receivables of such Additional Accounts shall be deemed to be outstanding in the Trust during each day of such 30-day period, is at least equal to the Minimum Transferor Interest, or (ii) on any Record Date the aggregate amount of Principal Receivables is less than the Minimum Aggregate Principal Receivables, the Transferor shall designate Additional Accounts to be included as Accounts in a sufficient amount such that the aggregate amount of Principal Receivables will be equal to or greater than the Minimum Aggregate Principal Receivables. Receivables from such Additional Accounts shall be transferred to the Trust on or before the tenth Business Day following such thirty-day period or Record Date, as the case may be."

           SECTION 3. Amendment to Section 4.03(b). Section 4.03(b) of the Master Pooling and Servicing Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor the following:

                "(b) Allocations for the Exchangeable Transferor Certificate. Throughout the existence of the Trust, unless otherwise stated in any Supplement, the Servicer shall allocate to the Holder of the Exchangeable Transferor Certificate an amount equal to the product of (A) the Transferor Percentage and (B) the aggregate amount of such Collections allocated to Principal Receivables and Finance Charge Receivables, respectively, in respect of each Monthly Period; provided, however, that amounts payable to the Holder of the Exchangeable Transferor Certificate pursuant to this clause (b) shall instead be deposited in the Collection Account to the extent that the Transferor Interest is less than the Minimum Transferor Interest. Notwithstanding anything in this Agreement to the contrary, unless otherwise stated in any Supplement, the Servicer need not deposit this amount or any other amounts so allocated to the Exchangeable Transferor Certificate pursuant to any Supplement into the Collection Account and shall pay, or be deemed to pay, such amounts as collected to the Holder of the Exchangeable Transferor Certificate."

           SECTION 4. Amendment to Section 4.03(f). Section 4.03(f) of the Master Pooling and Servicing Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor the following:

                "(f) Unallocated Principal Collections. If, pursuant to any provisions of Article IV, Collections allocated to Principal Receivables with respect to any Series would cause such Series (a "Retired Series") to be paid in full or if, pursuant to such provisions, Collections of Principal Receivables are allocated to the Holder of the Exchangeable Transferor Certificate and the Transferor Interest is equal to or less than the Minimum Transferor Interest or the payment of such amount to the Transferor would cause the Transferor Interest to be equal to or less than the Minimum Transferor Interest (any such Collections being referred to as "Allocated Collections") or any Adjustment Payment is made, any Collections of Principal Receivables allocated to a Retired Series in excess of the amount required to pay such Series in full, or to the Transferor Interest if the Transferor Interest is or would be caused to be less than the Minimum Transferor Interest or any Adjustment Payment ("Unallocated Principal Collections") shall be retained in the Collection Account. If on any Business Day following a Business Day on which Unallocated Principal Collections were retained in the Collection Account the Transferor Interest is greater than the Minimum Transferor Interest, such Unallocated Principal Collections may be released to the Holder of the Exchangeable Transferor Certificate. On each Transfer Date with respect to each Series in the Monthly Period succeeding the Monthly Period in which Unallocated Principal Collections were retained in the Collection Account, such Unallocated Principal Collections shall be reallocated to outstanding Series (any such allocation, an "Excess Amount Principal Allocation," and any such Series, an "Outstanding Series"). Any Excess Amount Principal Allocation shall be performed assuming that (a) the character of Unallocated Principal Collections as Principal Receivables shall not be altered, (b) the Investor Percentages with respect to any Outstanding Series shall be recalculated assuming that the Retired Series has been retired and that only the Outstanding Series are outstanding, (c) Allocated Collections have been paid to the Retiring Series, (d) if the payment of Allocated Collections as described above causes a Pay Out Event to occur, Unallocated Principal Collections shall be allocated as if such Pay Out Event has occurred and (e) the Unallocated Principal Collections available on any Transfer Date with respect to any Series shall be applied as if they were available on the last Business Day of the preceding Monthly Period. On each Transfer Date immediately preceding each Distribution Date related to the Amortization Period for any Series, Unallocated Principal Collections will be deposited in the Principal Account for such Series to the extent of the lesser of (x) the Principal Shortfall on the last Business Day of the preceding Monthly Period for such Series and (y) the aggregate amount of Unallocated Principal Collections retained in the Collection Account on such day. If more that one Series is in its Amortization Period, Unallocated Principal Collections retained in the Collection Account shall be allocated to each outstanding Series pro rata based on the Principal Shortfall, if any, for each such Series on the last Business Day of the preceding Monthly Period, and then, at the option of the Transferor, any remainder may be applied as principal with respect to any Series of variable funding certificates. The Servicer shall pay any remaining Shared Principal Collections on such Transfer Date to the Transferor; provided, that if the Transferor Interest as determined on such Business Day does not exceed the Minimum Transferor Interest, then such remaining Unallocated Principal Collections shall be deposited in the Collection Account in an amount equal to the lesser of (i) the remaining Unallocated Principal Collections and (ii) the excess of the Minimum Transferor Interest over the Transferor Interest on such Business Day."

           SECTION 5. Ratification of Master Pooling and Servicing Agreement. As amended by this Amendment, the Master Pooling and Servicing Agreement is in all respects ratified and confirmed, and the Master Pooling and Servicing Agreement, as so amended by this Amendment, shall be read, taken and construed as one and the same instrument.

           SECTION 6. Severability. If any one or more of the covenants, agreements, provisions or terms or portions thereof of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms or portions thereof shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or portions of this Amendment.

           SECTION 7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           IN WITNESS WHEREOF, the Servicer, the Transferor and the Trustee have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                     FIRST USA BANK, N.A.
                       as Transferor and Servicer


                     By:  /s/ Rebekah A. Sayers
                        -----------------------------------------
                        Name:  Rebekah A. Sayers
                        Title:  Vice President


                     THE BANK OF NEW YORK (DELAWARE),
                       as Trustee


                     By:  /s/ Cheryl L. Laser
                        ----------------------------------------
                        Name:  Cheryl L. Laser
                        Title: Assistant Vice President